UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2013

VAALCO Energy, Inc.

(Exact name of registrant as specified in is charter)

Delaware	0-20928	76-0274813
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4600 Post Oak Place, Suite 309

Houston, Texas 77027

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (713) 623-0801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

The information included or incorporated by reference in Item 5.02 of this Current Report on Form 8-K (this “Report”) is incorporated into this Item 1.01 of this Report.

Section 5 — Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 23, 2013, VAALCO Energy, Inc. (the “Company”) announced that Mr. Robert L. Gerry, III, Chairman and Chief Executive Officer of the Company, has elected to retire as CEO, effective October 21, 2013, after 16 years leading the Company. Mr. Gerry will remain as Chairman of the Board of Directors.

On September 23, 2013, the Company also announced that the Board of Directors (the “Board”) elected Steven Guidry to the Board and to succeed Mr. Gerry as CEO, effective October 21, 2013. Mr. Guidry has worked for 33 years at Marathon Oil Corporation in a number of senior executive capacities, most recently serving as Vice President of Business Development. In addition, Mr. Guidry was President of Marathon’s Libya subsidiary and led the company’s central Africa business unit, overseeing project expansions in Equatorial Guinea, Gabon and Angola. Mr. Guidry also served as regional Vice President for Marathon’s United States production operations.

As CEO, Mr. Guidry will receive a signing bonus of $200,000 and a base salary of $500,000 per year. Mr. Guidry with participate in the Company’s annual cash bonus program and the Company’s Long-Term Incentive Plan. Mr. Guidry will also receive a sign-on grant of 100,000 shares of Company restricted stock. One-fifth of the restricted shares granted will vest annually on the anniversary of the date of grant. He will also receive grants of stock options that vest over a five year period. Mr. Guidry will participate in all other elements of the Company’s executive compensation and benefits plans, including as an eligible participant in the Company’s retirement plans.

Mr. Guidry will not receive any fees for his service on the Board.

The summary herein is qualified in its entirety by reference to Mr. Guidry’s Executive Employment Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 19, 2013, the Board of Directors adopted and approved amended and restated bylaws of the Company (the “Amended and Restated Bylaws”) to correct certain typographical errors and to separate the positions of Chairman and Chief Executive Officer and create the office of Executive Chairman.

The summary herein is qualified in its entirety by reference to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Section 7 — Regulation FD

Item 7.01. Regulation FD Disclosure.

On September 23, 2013, the Company issued a press release announcing the management changes. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws

10.1	Guidry Executive Employment Agreement

99.1	Press Release dated September 23, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAALCO ENERGY, INC.

Dated: September 23, 2013	By:	/s/ W. Russell Scheirman
W. Russell Scheirman
President and Chief Operating Officer

Exhibit Index

Exhibit Number	Description
3.1	Amended and Restated Bylaws

10.1	Guidry Executive Employment Agreement

99.1	Press Release dated September 23, 2013